UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2020

WILLDAN GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33076	14-1951112
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 East Katella Avenue, Suite 300, Anaheim, California 92806

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (800) 424-9144

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WLDN	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02             Results of Operations and Financial Condition

On April 16, 2020, Willdan Group, Inc. (the “Company”) issued a press release providing a business update related to impacts of the COVID-19 global pandemic. The press release also announces that the Company is withdrawing its fiscal 2020 financial targets, previously issued on March 5, 2020, due to the uncertainty surrounding the impact of the COVID-19 global pandemic.

A copy of the press release is attached as Exhibit 99.1 hereto and is hereby incorporated by reference in its entirety. The information in this Item 2.02 and the attached Exhibit 99.1 to this Current Report on Form 8-K is being furnished (not filed) pursuant to Item 2.02 of Form 8-K.

Item 5.03             Amendments to Articles of Incorporation or Bylaws; Change to Fiscal Year

On April 13, 2020, the Board of Directors (the “Board”) of the Company approved an amendment and restatement of the Company’s Amended and Restated Bylaws (the “Bylaws”) to clarify that the size of the Board shall be fixed from time to time by a resolution of the Board. Such amendment and restatement was effective immediately upon the Board’s approval. The Board is currently fixed at eight directors.

The foregoing summary of the Bylaws is qualified in its entirety by reference to the full text of the Bylaws which is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 7.01              Regulation FD Disclosure

The information set forth under Item 2.02 above is incorporated by reference into this Item 7.01.

Item 9.01              Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.	Document

3.1	Amended and Restated Bylaws of Willdan Group, Inc.

99.1	Press Release of Willdan Group, Inc., dated April 16, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLDAN GROUP, INC.

Date: April 16, 2020	By:	/s/ Stacy B. McLaughlin
Stacy B. McLaughlin
Chief Financial Officer (Principal Financial Officer)